UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	December 6, 2005
(Date of earliest event reported):	December 5, 2005
Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-733-4101

Former name or former address, if changed since last Report: N/A

     Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |  |  Written communications pursuant to Rule 425 under the  Securities Act

     |  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |  |  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |  |  Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

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D&E COMMUNICATIONS, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02  Departure of Directors or Principal Officers

On December 5, 2005, G. William Ruhl, Chairman of the Board of D&E Communications, announced his retirement as a full-time employee of the registrant effective December 31, 2005.  Mr. Ruhl will continue serving in his capacity on the Board of Directors.  For further details, reference is made to the Press Release, dated December 6, 2005, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 9.01   Financial Statements, Pro Forma Financial

       Information and Exhibits

       ---------------------------------

       (c)  Exhibits:

  99

Press Release dated December 6, 2005

SIGNATURES

     Pursuant to the requirements of the Securities  Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 6, 2005	D&E COMMUNICATIONS, INC. By: /s/ W. Garth Sprecher
W. Garth Sprecher

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